Summary Prospectuses and
Prospectus Supplement

February 1, 2024

Morgan Stanley ETF Trust

Supplement dated February 1, 2024 to the Morgan Stanley ETF Trust Summary Prospectuses and Prospectus dated January 28, 2024

Calvert International Responsible
Index ETF
Calvert US
Large-Cap Core Responsible
Index ETF
Calvert US Large-Cap Diversity, Equity and Inclusion Index ETF
Calvert US Mid-Cap Core Responsible Index ETF
(the "Funds")

Effective on February 1, 2024, Jade Huang will no longer be involved with managing the index construction process for the Funds' underlying indices. Accordingly, all references to Ms. Huang are removed from the Funds' Summary Prospectuses and Prospectus.

Please retain this supplement for future reference.

  ETFPMREMOVESUMPROPSPT 2/24